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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Amendment No. 1 to Form S-2 of our report dated February 8, 1994, which appears on page F-1(a) of Greene County Bancshares, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                            PRICE WATERHOUSE LLP



Charlotte, North Carolina
March 27, 1996